UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 30, 2020

Date of Report (Date of earliest event reported)

SLINGER BAG INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-214463	61-1789640
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2709 N. Rolling Road, Suite 138
Windsor Mill

Baltimore, MD
21244

(Address of Principal Executive Offices)

(443) – 407 7564

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: Not Applicable

Emerging growth company [X]

Item 1.01	Entry into a Material Definitive Agreement

Effective May 20, 2020, Slinger Bag Americas Inc., a wholly-owned subsidiary of Slinger Bag Inc. (the “Company”), entered into a distribution agreement (the “Agreement”) with Ace Distribution (“Ace”) that makes Ace the Company’s exclusive distributor in Switzerland of Slinger Bag’s line of products, including, but not limited to, tennis ball launcher devices, tennis ball launcher accessories, sports bags, tennis balls tennis court accessories and other tennis related products to be marketed by the Company through May 20, 2025. Pursuant to the Agreement, Framework has committed to purchase for distribution a minimum of 3,000 Slinger Bag Tennis Ball Launchers through the end of May 2025.

The foregoing description of the Agreement is only a summary and is qualified in its entirety by the terms of the Agreement attached as an exhibit hereto.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective April 30, 2020, the Company entered into the following amended and restated service agreements and service agreements with its executive officers and consultant:

Mike Ballardie

Mike Ballardie, the current operating President and Chief Executive Officer of Slinger Bag Inc. (the “Company”), signed an amended and restated service agreement with the Company on April 30, 2020 (the “MB Service Agreement”).

Mr. Ballardie joined an affiliate of the Company in July 2019 and has served as operating President and Chief Executive Officer of such company since such time and, since September 16, 2019, the operating President and Chief Executive Officer of the Company, albeit without having a formal agreement in place with the Company until April 6, 2020.

The MB Service Agreement was amended and restated from the previous version of the MB Service Agreement that was disclosed on the Company’s current report on Form 8-K/A on April 13, 2020 to permit the Company to issue Mr. Ballardie warrants to purchase 5,000,000 shares of the Company’s common stock (the “Warrants”) instead of shares of common stock equal to equal to ten percent (10%) of the outstanding shares of its common stock on a fully issued, converted and diluted basis. The Warrants are valid for a term of 10 years and have an exercise price of $0.001 per share. Mr. Ballardie and the Company entered into a separate warrant agreement dated April 30, 2020 in respect of the Warrants.

Mr. Ballardie also agreed to relinquish the right to convert amounts owed to him under the MB Service Agreement that have not been paid in a timely manner into shares of the Company at the average trading price of the 10 days prior to the date of the request by Mr. Ballardie to exercise this option.

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Paul McKeown

Paul McKeown, the current Chief Financial Officer of the Company, signed a service agreement with the Company on April 30, 2020 (the “PM Service Agreement”).

Mr. McKeown began consulting for an affiliate of the Company in July 2019 and has served as operating Chief Financial Officer of such company since such time and, since September 16, 2019, the operating Chief Financial Officer of the Company, albeit without having a formal agreement in place with the Company until April 30, 2020.

Pursuant to the PM Service Agreement, Mr. McKeown will receive a base salary of $100 per hour up to a maximum of $5,000 per calendar month unless otherwise agreed in advance by the Company’s Chief Executive Officer (the “PM Base Salary”). The PM Base Salary will be reviewed annually by the Company’s board of directors (the “Board”) The MB Base Salary may be increased by the Board from time to time during the Term, but shall be reviewed by the Board at least annually. Starting in the second year of the PM Service Agreement, the PM Base Salary shall be increased in accordance with industry standard compensation for chief financial officers so long as the Company has completed a capital raise or has the cash flow available to do so.

The Company has also agreed to issue Mr. McKeown as soon as reasonably practicable warrants to purchase 1,250,000 shares of the Company’s common stock (the “Warrants”). The Warrants are valid for a term of 10 years and have an exercise price of $0.001 per share. Mr. McKeown and the Company entered into a separate warrant agreement dated April 30, 2020 in respect of the Warrants. Mr. McKeown is also entitled to receive up to a one-time bonus of 1,500,000 shares of common stock of the Company promptly after the value of the Company’s outstanding stock equals $100 million dollars.

Mr. McKeown is entitled to participate in any bonus plan or incentive compensation plans (including, without limitation, equity or option plans, cash bonuses and/or a combination thereof) for its directors, officers or employees to be adopted by the Company. The Company also agreed Mr. McKeown’s participation any such plans will be retroactive to April 30, 2020. Mr McKeown’s bonus payment level will be set at a minimum of 25% of his annual gross base salary.

Mr. McKeown also has the right to receive additional compensation in the form of cash or shares in cases of extraordinary contribution by him to the benefit of the Company as the Board will decide.

Mr. McKeown’s employment may be terminated by the Company upon 30 days’ notice for breach of agreement, gross negligence and crimes and dishonesty or at any time by giving Mr. McKeown 90 days prior written notice of the termination. In the latter case, 100% of Mr. McKeown’s unvested stock and option compensation of any nature will vest.

Mr. McKeown may terminate his employment with the Company for breach of agreement, non-payment change of responsibilities or compensation or change of location or at any time by giving the Company 90 days prior written notice of the termination.

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In the event of termination of the PM Service Agreement without cause or by Mr. McKeown for good reason, then Mr. McKeown shall be entitled to receive, and the Company shall pay Mr. McKeown one (1) year of the PM Base Salary plus any unpaid salary and/or bonuses. Further, Mr. McKeown shall be entitled to all vested common shares and, if applicable, options and warrants with vesting continuing for 12 months following termination as applicable an amount in lieu of the PM Base Salary and benefits that would have accrued to Mr. McKeown for the greater of (a) the unexpired portion of the term of the PM Service Agreement or (b) two (2) years. Further, Mr. McKeown shall be entitled to all vested common or preferred shares and, if applicable, options and warrants with vesting continuing for 12 months following termination as applicable.

Tom Dye

Tom Dye, the current Chief Operating Officer of the Company, signed a service agreement with the Company on April 30, 2020 (the “TD Service Agreement”).

Mr. Dye began working for the Company in January 2020 and has served since then as Chief Operating Officer of the Company, albeit without having a formal agreement in place with the Company until April 30, 2020.

Pursuant to the TD Service Agreement, Mr. Dye will receive a base salary of $120,000 per annum (the “TD Base Salary”). The TD Base Salary will be reviewed annually by the Company’s Board. The TD Base Salary may be increased by the Board from time to time during the Term, but shall be reviewed by the Board at least annually.

The Company has also agreed to issue Mr. Dye as soon as reasonably practicable warrants to purchase 1,250,000 shares of the Company’s common stock (the “Warrants”). The Warrants are valid for a term of 10 years and have an exercise price of $0.001 per share. Mr. Dye and the Company entered into a separate warrant agreement dated April 30, 2020 in respect of the Warrants. Mr. Dye is also entitled to receive up to a one-time bonus of 1,500,000 shares of common stock of the Company promptly after the value of the Company’s outstanding stock equals $100 million dollars.

Mr. Dye is entitled to participate in any bonus plan or incentive compensation plans (including, without limitation, equity or option plans, cash bonuses and/or a combination thereof) for its directors, officers or employees to be adopted by the Company. The Company also agreed Mr. Dye’s participation any such plans will be retroactive to April 30, 2020. Mr. Dye’s bonus payment level will be set at a minimum of 25% of his annual gross base salary.

Mr. Dye also has the right to receive additional compensation in the form of cash or shares in cases of extraordinary contribution by him to the benefit of the Company as the Board will decide.

Mr. Dye’s employment may be terminated by the Company upon 30 days’ notice for breach of agreement, gross negligence and crimes and dishonesty or at any time by giving Mr. Dye 90 days prior written notice of the termination. In the latter case, 100% of Mr. Dye’s unvested stock and option compensation of any nature will vest.

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Mr. Dye may terminate his employment with the Company for breach of agreement, non-payment change of responsibilities or compensation or change of location or at any time by giving the Company 90 days prior written notice of the termination.

In the event of termination of the TD Service Agreement without cause or by Mr. Dye for good reason, then Mr. Dye shall be entitled to receive, and the Company shall pay Mr. Dye one (1) year of the TD Base Salary plus any unpaid salary and/or bonuses. Further, Mr. Dye shall be entitled to all vested common shares and, if applicable, options and warrants with vesting continuing for 12 months following termination as applicable an amount in lieu of the TD Base Salary and benefits that would have accrued to Mr. Dye for the greater of (a) the unexpired portion of the term of the TD Service Agreement or (b) two (2) years. Further, Mr. Dye shall be entitled to all vested common or preferred shares and, if applicable, options and warrants with vesting continuing for 12 months following termination as applicable.

Juda Honickman

Juda Honickman, the current Chief Marketing Officer of the Company, signed a service agreement with the Company on April 30, 2020 (the “JH Service Agreement”).

Mr. Honickman began working for an affiliate of the Company in July 2020 and has served since then as Chief Marketing Officer of such company since such time and, since September 16, 2019, the operating Chief Marketing Officer of the Company, albeit without having a formal agreement in place with the Company until April 30, 2020.

Pursuant to the JH Service Agreement, Mr. Honickman will receive a base salary of $102,000 per annum (the “JH Base Salary”). The JH Base Salary will be reviewed annually by the Company’s Board. The JH Base Salary may be increased by the Board from time to time during the Term, but shall be reviewed by the Board at least annually.

The Company has also agreed to issue Mr. Honickman as soon as reasonably practicable warrants to purchase 2,500,000 shares of the Company’s common stock (the “Warrants”). The Warrants are valid for a term of 10 years and have an exercise price of $0.001 per share. Mr. Honickman and the Company entered into a separate warrant agreement dated April 30, 2020 in respect of the Warrants.

Mr. Honickman is entitled to participate in any bonus plan or incentive compensation plans (including, without limitation, equity or option plans, cash bonuses and/or a combination thereof) for its directors, officers or employees to be adopted by the Company. The Company also agreed Mr. Honickman’s participation any such plans will be retroactive to April 30, 2020. Mr. Honickman’s bonus payment level will be set at a minimum of 50% of his annual gross base salary.

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Mr. Honickman also has the right to receive additional compensation in the form of cash or shares in cases of extraordinary contribution by him to the benefit of the Company as the Board will decide.

Mr. Honickman’s employment may be terminated by the Company upon 30 days’ notice for breach of agreement, gross negligence and crimes and dishonesty or at any time by giving Mr. Honickman 90 days prior written notice of the termination. In the latter case, 100% of Mr. Honickman’s unvested stock and option compensation of any nature will vest.

Mr. Dye may terminate his employment with the Company for breach of agreement, non-payment change of responsibilities or compensation or change of location or at any time by giving the Company 90 days prior written notice of the termination.

In the event of termination of the JH Service Agreement without cause or by Mr. Honickman for good reason, then Mr. Honickman shall be entitled to receive, and the Company shall pay Mr. Honickman one (1) year of the JH Base Salary plus any unpaid salary and/or bonuses. Further, Mr. Honickman shall be entitled to all vested common shares and, if applicable, options and warrants with vesting continuing for 12 months following termination as applicable an amount in lieu of the JH Base Salary and benefits that would have accrued to Mr. Honickman for the greater of (a) the unexpired portion of the term of the JH Service Agreement or (b) two (2) years. Further, Mr. Honickman shall be entitled to all vested common or preferred shares and, if applicable, options and warrants with vesting continuing for 12 months following termination as applicable.

Mark Radom

Mark Radom, the current General Counsel of the Company, signed an amended and restated service agreement with the Company on April 30, 2020 (the “MR Service Agreement”).

The MR Service Agreement was amended and restated from the previous version of the MR Service Agreement that was disclosed on the Company’s current report on Form 8-K on September 19, 2019 to permit the Company to issue Mr. Radom warrants to purchase 1,250,000 shares of the Company’s common stock (the “Warrants”) instead of shares of common stock equal to equal to two and one half percent (2.5%) of the outstanding shares of its common stock on a fully issued, converted and diluted basis. The Warrants are valid for a term of 10 years and have an exercise price of $0.001 per share. Mr. Radom and the Company entered into a separate warrant agreement dated April 30, 2020 in respect of the Warrants.

Mr. Radom also agreed to relinquish the right to convert amounts owed to him under the MR Service Agreement that have not been paid in a timely manner into shares of the Company at the average trading price of the 10 days prior to the date of the request by Mr. Radom to exercise this option.

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Pursuant to the MR Service Agreement, Mr. Radom will receive a base salary of $4,000 per calendar month through August 19, 2020 after which Mr. Radom will receive $8,500 per calendar month (the “MR Base Salary”). The MR Base Salary will be reviewed annually by the Company’s Board. The MR Base Salary may be increased by the Board from time to time during the Term, but shall be reviewed by the Board at least annually.

Mr. Radom is also entitled to receive up to a one-time bonus of 1,500,000 shares of common stock of the Company promptly after the value of the Company’s outstanding stock equals $100 million dollars.

Mr. Radom is entitled to participate in any bonus plan or incentive compensation plans (including, without limitation, equity or option plans, cash bonuses and/or a combination thereof) for its directors, officers or employees to be adopted by the Company. The Company also agreed Mr. Radom’s participation any such plans will be retroactive to April 30, 2020. Mr. Radom’s bonus payment level will be set at a minimum of 25% of his annual gross base salary.

Mr. Radom also has the right to receive additional compensation in the form of cash or shares in cases of extraordinary contribution by him to the benefit of the Company as the Board will decide.

Mr. Radom’s employment may be terminated by the Company upon 30 days’ notice for breach of agreement, gross negligence and crimes and dishonesty or at any time by giving Mr. Radom 90 days prior written notice of the termination. In the latter case, 100% of Mr. Radom’s unvested stock and option compensation of any nature will vest.

Mr. Radom may terminate his employment with the Company for breach of agreement, non-payment change of responsibilities or compensation or change of location or at any time by giving the Company 90 days prior written notice of the termination.

In the event of termination of the MR Service Agreement without cause or by Mr. Radom for good reason, then Mr. Radom shall be entitled to receive, and the Company shall pay Mr. Radom one (1) year of the MR Base Salary plus any unpaid salary and/or bonuses. Further, Mr. Radom shall be entitled to all vested common shares and, if applicable, options and warrants with vesting continuing for 12 months following termination as applicable an amount in lieu of the MR Base Salary and benefits that would have accrued to Mr. Radom for the greater of (a) the unexpired portion of the term of the MR Service Agreement or (b) two (2) years. Further, Mr. Radom shall be entitled to all vested common or preferred shares and, if applicable, options and warrants with vesting continuing for 12 months following termination as applicable.

Aitan Zacharin

Aitan Zacharin, currently providing consulting services to the Company in respect of investor relations and financial structuring, signed an amended and restated consulting agreement with the Company on April 30, 2020 (the “AZ Consulting Agreement”).

The AZ Consulting Agreement was amended and restated from the previous version of the AZ Consulting Agreement that was disclosed on the Company’s current report on Form 8-K on September 19, 2019 to permit the Company to issue Mr. Zacharin warrants to purchase 1,250,000 shares of the Company’s common stock (the “Warrants”) instead of shares of common stock equal to equal to two and one half percent (2.5%) of the outstanding shares of its common stock on a fully issued, converted and diluted basis. The Warrants are valid for a term of 10 years and have an exercise price of $0.001 per share. Mr. Zacharin and the Company entered into a separate warrant agreement dated April 30, 2020 in respect of the Warrants.

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Mr. Zacharin also agreed to relinquish the right to convert amounts owed to him under the AZ Consulting Agreement that have not been paid in a timely manner into shares of the Company at the average trading price of the 10 days prior to the date of the request by Mr. Zacharin to exercise this option.

Pursuant to the AZ Consulting Agreement, Mr. Zacharin will receive a base salary of $3,250 per calendar month through August 19, 2020 after which Mr. Zacharin will receive $8,500 per calendar month (the “AZ Base Salary”). The AZ Base Salary will be reviewed annually by the Company’s Board. The AZ Base Salary may be increased by the Board from time to time during the Term, but shall be reviewed by the Board at least annually.

Mr. Zacharin is also entitled to receive up to a one-time bonus of 1,500,000 shares of common stock of the Company promptly after the value of the Company’s outstanding stock equals $100 million dollars.

Mr. Zacharin is entitled to participate in any bonus plan or incentive compensation plans (including, without limitation, equity or option plans, cash bonuses and/or a combination thereof) for its directors, officers or employees to be adopted by the Company. The Company also agreed Mr. Zacharin’s participation any such plans will be retroactive to April 30, 2020. Mr. Zacharin’s bonus payment level will be set at a minimum of 25% of his annual gross base salary.

Mr. Zacharin also has the right to receive additional compensation in the form of cash or shares in cases of extraordinary contribution by him to the benefit of the Company as the Board will decide.

Mr. Zacharin’s engagement may be terminated by the Company upon 30 days’ notice for breach of agreement, gross negligence and crimes and dishonesty or at any time by giving Mr. Zacharin 90 days prior written notice of the termination. In the latter case, 100% of Mr. Zacharin’s unvested stock and option compensation of any nature will vest.

Mr. Zacharin may terminate his engagement with the Company for breach of agreement, non-payment change of responsibilities or compensation or change of location or at any time by giving the Company 90 days prior written notice of the termination.

In the event of termination of the AZ Consulting Agreement without cause or by Mr. Zacharin for good reason, then Mr. Zacharin shall be entitled to receive, and the Company shall pay Mr. Zacharin one (1) year of the AZ Base Salary plus any unpaid salary and/or bonuses. Further, Mr. Zacharin shall be entitled to all vested common shares and, if applicable, options and warrants with vesting continuing for 12 months following termination as applicable an amount in lieu of the AZ Base Salary and benefits that would have accrued to Mr. Zacharin for the greater of (a) the unexpired portion of the term of the AZ Service Agreement or (b) two (2) years. Further, Mr. Zacharin shall be entitled to all vested common or preferred shares and, if applicable, options and warrants with vesting continuing for 12 months following termination as applicable.

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The foregoing descriptions of the service agreements, warrants and consulting agreements are only a summary and are qualified in their entirety by the terms of such agreements attached as exhibits hereto.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits. The following documents are filed as exhibits to this report.

10.1	Distribution Agreement with Ace Distribution dated May 20, 2020
10.2	Service Agreement with Mike Ballardie dated April 30, 2020
10.3	Service Agreement with Paul McKeown dated April 30, 2020
10.4	Service Agreement with Tom Dye dated April 30, 2020
10.5	Service Agreement with Juda Honickman dated April 30, 2020
10.6	Service Agreement with Mark Radom dated April 30, 2020
10.7.	Consulting Agreement with Aitan Zacharin dated April 30, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Slinger Bag inc. a Nevada corporation

Dated: May 27, 2020	By:	/s/Mike Ballardie
Chief Executive Officer and Sole Director

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